Amendment No. 2 to
                       Registration Rights Agreement - IV

     This Amendment No. 2 (this "Amendment") to Registration Rights Agreement - IV is made and entered into as of June 16, 1998 by and among MIM Corporation, a Delaware corporation (the "Company"), E. David Corvese ("Corvese"), John H. Klein ("Klein"), Richard H. Friedman ("Friedman"), Leslie B. Daniels ("Daniels"), Nancy P. Corvese, The Corvese Irrevocable Trust - 1992, The Corvese Family Trust - 1994 and The Peterson Family Trust - 1994.

                                    RECITALS

     WHEREAS, certain of the parties hereto entered into a Registration Rights Agreement - IV on July 31, 1996, as amended by Amendment No. 1 thereto dated August 12, 1996 (the "Original Agreement");

     WHEREAS, the Company and Corvese entered into a Separation Agreement on March 31, 1998 (the "Separation Agreement"), which purported to amend the Original Agreement in certain respects;

     WHEREAS,  the parties hereto desire to amend the Original Agreement through
this  Amendment  to  reflect  the  revisions   contemplated  by  the  Separation
Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. All capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Original Agreement. All references to the "Agreement" in the Original Agreement shall hereafter be deemed to mean the Original Agreement as amended by this Amendment.

     2. Section 2(a) of the Original Agreement is hereby amended to provide that (i) the provision limiting the Company's obligation to effect more than two Demand Registrations under the Agreement shall not include the demand by Corvese under Section 10(a) of the Separation Agreement to register 2,323,052 (or such lesser number as Corvese may elect) shares of the Company's Common Stock (the "Corvese Demand Registration") such that the Company may still be required to effect two Demand Registrations under the Agreement, (ii) the provision limiting the Company's obligation to register less than 2,000,000 shares of Registrable Securities pursuant to a Demand Registration under the Agreement is modified such that the Company shall not be required to register less than 1,000,000 shares of Registrable Securities pursuant to a Demand Registration under the Agreement; and
          (iii) the number of Registrable Securities required for Holders to request registration under Section 2(a) shall be decreased from 2,250,000 to 1,000,000.

     3. With respect to the Corvese Demand Registration, the parties hereto (other than Corvese) confirm their respective waiver of any right to include his or its Registrable Securities in the Corvese Demand Registration pursuant to Section 2(a) of the Original Agreement.

     4.   With  respect to Corvese  Shares and Holdings  Shares only,  subclause
          (iii) of the proviso set forth in the definition of the term "Registrable Securities" is hereby amended as follows: at the end of subclause (iii) following the word "sale" and immediately preceding the word "or" add the following:

          "and Corvese (together with any affiliates) beneficially owns an aggregate of less than 10% of the Company's then outstanding shares of Common Stock."

     5. Section 2(b) of the Original Agreement is hereby amended to provide that it shall not be applicable to the Corvese Demand Registration. Nothing contained herein shall (i) be construed as a waiver of the Company's rights or the Holders' obligations under Section 2(b) of the Original Agreement for any


                                    Page -1-
          purposes other than the Corvese Demand Registration or (ii) otherwise limit the Company's ability to enforce the provisions of Section 2(b) against any Holder other than with respect to the Corvese Demand Registration.

     6. Section 2(c) of the Original Agreement is hereby amended to provide that with respect to the Corvese Demand Registration and any future Demand Registration pursuant to the Agreement which includes Corvese Shares or Corvese Option Shares, the Company shall be required to use its best efforts to cause the registration statement covering such Registrable Securities to remain effective for the lesser of 24 months or until such Registrable Securities of Corvese have been sold.

     7. Each of the following persons hereby (i) acknowledges the assignment to such person of the number of Holdings Shares listed opposite such person's name below and that such person has thereby become a Holder under the Original Agreement and (ii) agrees to be bound by the obligations imposed upon Holders under the Original Agreement:

          E. David Corvese                            672,106 shares
          Nancy P. Corvese                            672,106 shares
          The Corvese Irrevocable Trust - 1992        704,760 shares
          The Corvese Family Trust - 1994             195,782 shares
          The Peterson Family Trust - 1994             78,299 shares
                                                    ----------------
                                                    2,323,053 shares

          For purposes of the Agreement, "Holdings Shares" shall hereafter mean the above-listed shares held by the above-listed persons or their successors and permitted assigns.

     8. Except as modified hereby, the Original Agreement shall remain unmodified and in full force and effect.

     9. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same Amendment.

     10. This Amendment shall be construed in accordance with, and its interpretation shall be governed by, the laws of the State of Delaware, without giving effect to otherwise applicable principles of conflicts of law.


                  [Remainder of Page Intentionally Left Blank]


                                    Page -2-

     IN WITNESS WHEREOF, the undersigned parties hereby execute this Amendment as of the 16th day of June 1998.

                                            /s/ E. DAVID CORVESE
                                            ------------------------------------
                                            E. David Corvese


                                            /S/ JOHN H. KLEIN
                                            ------------------------------------
                                            John H. Klein


                                            /S/ RICHARD H. FRIEDMAN
                                            ------------------------------------
                                            Richard H. Friedman


                                            /S/ LESLIE B. DANIELS
                                            ------------------------------------
                                            Leslie B. Daniels


                                            /S/ NANCY P. CORVESE
                                            ------------------------------------
                                            Nancy P. Corvese


                                            The Corvese Irrevocable Trust - 1992


                                            By: /S/ ERNEST CORVESE
                                                --------------------------------
                                                     Ernest Corvese, Trustee


                                            The Corvese Family Trust - 1994


                                            By: /S/ BRIAN J. CORVESE
                                                --------------------------------
                                                     Brian J. Corvese, Trustee


                                            The Peterson Family Trust - 1994


                                            By: /S/ BRIAN J. CORVESE
                                                --------------------------------
                                                     Brian J. Corvese, Trustee


                                            MIM Corporation


                                            By: /S/ BARRY A. POSNER
                                                --------------------------------


                                    Page -3-